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ITW Conference Call
First Quarter
2010
Exhibit 99.2
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ITW
Agenda
1. Introduction…………………...….. John Brooklier/David Speer
2. Financial Overview…………..….. Ron Kropp
3. Reporting Segments………....…. John Brooklier
4. 2010 Forecasts…………………… Ron Kropp
5. Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer
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ITW
Forward - Looking Statements
  This conference call contains forward-looking statements
 within the meaning of the Private Securities Litigation Reform
 Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted income per
 share from continuing operations, restructuring expenses and related benefits, tax rates, end market conditions, and the
 Company’s related 2010 forecasts. These statements are
 subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those
 anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations are detailed in ITW’s Form 10-K for 2009.
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Conference Call Playback
Replay number: 203-369-3795
No pass code necessary
Telephone replay available through midnight of
 May 4, 2010
Webcast / PowerPoint replay available at
 itw.com website

2009	2010	F(U) Last Year	
	Q1	Q1	Amount	%
Operating Revenues	3,146.4	3,606.4	460.0	14.6%
Operating Income	91.3	483.9	392.6	430.1%
% of Revenues	2.9%	13.4%	10.5%	
Income from Continuing Operations				
Income (Loss) Amount	(8.0)	294.3	302.3	NM
Income (Loss) Per Share-Diluted	(0.02)	0.58	0.60	NM
Net Income				
Income (Loss) Amount	(39.4)	294.3	333.7	NM
Income (Loss) Per Share-Diluted	(0.08)	0.58	0.66	NM
Free Operating Cash Flow	383.1	218.7	(164.4)	-42.9%

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ITW
Quarterly Highlights

% F(U) Prior Year	
	Operating Revenues	Operating Margins
Base Manufacturing Business		
Operating Leverage	7.5%	2.6%
Changes in VM & OH costs	-	5.5%
Total	7.5%	8.1%
Acquisitions/Divestitures	2.0%	-0.2%
Translation	5.4%	-0.3%
Impairment	-	2.7%
Restructuring	-	0.2%
Other	-0.3%	-
Total	14.6%	10.5%

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ITW
Quarterly Operating Analysis

2009 Q1	2010 Q1	F(U) Last Year Amount	F(U) Last Year %
Operating Income	91.3	483.9	392.6	430.1%
Interest Expense	(31.5)	(44.6)	(13.1)	
Other Income (expense)	(4.3)	6.0	10.3	
Income from Continuing Operations-Pretax	55.5	445.3	389.8	702.3%
Income Taxes	63.5	151.0	(87.5)	
% to Pretax Income	114.4%	33.9%	80.5%	
Income (Loss) from Continuing Operations	(8.0)	294.3	302.3	NM
Income (Loss) from Discontinued Operations	(31.4)	-	31.4	
Net Income (Loss)	(39.4)	294.3	333.7	NM

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ITW
Non Operating & Taxes

3/31/09	12/31/09	3/31/10
Trade Receivables	2,209.7	2,491.5	2,450.4
Days Sales Outstanding	63.2	59.7	61.2
Inventories	1,566.6	1,356.2	1,413.1
Months on Hand	2.2	1.7	1.8
Prepaids and Other Current Assets	372.2	276.2	282.2
Accounts Payable & Accrued Expenses	(1,712.0)	(2,049.0)	(1,978.9)
Operating Working Capital	2,436.5	2,074.9	2,166.8
% to Revenue(Prior 4 Qtrs.)	15%	15%	15%
Net Plant & Equipment	2,068.7	2,136.5	2,035.5
Investments	458.5	451.3	445.7
Goodwill and Intangibles	6,118.1	6,584.1	6,419.4
Other, net	(953.7)	(619.1)	(610.4)
Invested Capital	10,128.1	10,627.7	10,457.0
ROIC - excluding discrete tax adjustments and 1Q09 impairment charge	5.0%	13.9%	13.0%

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ITW
Invested Capital

3/31/09	12/31/09	3/31/10
Total Capital			
Short Term Debt	1,131.2	213.7	324.4
Long Term Debt	2,744.4	2,914.9	2,807.2
Total Debt	3,875.6	3,128.6	3,131.6
Stockholders' Equity	7,373.7	8,817.9	8,743.0
Total Capital	11,249.3	11,946.5	11,874.6
Less:			
Cash	(1,121.1)	(1,318.8)	(1,417.6)
Net Debt & Equity	10,128.2	10,627.7	10,457.0
Debt to Total Capital	34%	26%	26%
Shares outstanding at end of period	499.3	502.3	502.5

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ITW
Debt & Equity

2009 Q1	2010 Q1
Net Income (Loss)	(39.4)	294.3
Adjust for Non-Cash Items	236.1	149.6
Changes in Operating Assets & Liabilities	250.3	(164.5)
Net Cash From Operating Activities	447.0	279.4
Additions to Plant & Equipment	(63.9)	(60.7)
Free Operating Cash Flow	383.1	218.7
Acquisitions	(64.5)	(27.6)
Payments related to Divestitures	(1.5)	-
Dividends	(154.7)	(155.7)
Proceeds from Debt	196.1	111.5
Proceeds from Investments	1.4	6.2
Other	18.2	(54.3)
Net Cash Increase	378.1	98.8

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ITW
Cash Flow

2009				2010
	Q1	Q2	Q3	Q4	Q1
Annual Revenues Acquired	75	54	6	155	26
Purchase Price					
Cash Paid	65	33	3	185	25
Number of Acquisitions	6	5	2	7	4

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ITW
Acquisitions

Operating Revenues	Operating Income	Operating Margins
2009 Q1	433.5	(19.1)	-4.4%
2010 Q1	587.8	80.6	13.7%
$ F(U)	154.3	99.7	18.1%
% F(U)	35.6%		
% F(U) Prior Year			
Base Business			
Operating Leverage	32.0%		8.8%
Changes in VM & OH costs	-		7.2%
Total	32.0%		16.0%
Acquisitions/Divestitures	-0.3%		0.3%
Translation	4.0%		-0.5%
Impairment	-		0.4%
Restructuring	-		1.9%
Other	-0.1%		-
Total	35.6%		18.1%

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Transportation
Quarterly Analysis
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Transportation
Key Points
• Total segment base revenues: +32.0% in Q1 ’10 as auto
 builds significantly ramped up in North America and
 Europe versus Q1 ’09
• Auto OEM/Tiers: Worldwide base revenues +39.1% in Q1
 ’10 vs. Q1 ’09
 – North American Q1 ’10 auto builds: 2.9 million vehicles
 vs. 1.7 million vehicles in Q1 ’09
 • Detroit 3 and new domestics substantially grew auto
 builds
 – European Q1 ’10 builds: 4.2 million vehicles in Q1 ‘10 vs.
 3.0 million vehicles in Q1 ’09
 • Numerous OEM’s boosted production
• Auto aftermarket Q1 ’10 worldwide base revenues: +0.6% in
 Q1 ’10 vs. Q1 ’09

Operating Revenues	Operating Income	Operating Margins
2009 Q1	432.4	(2.6)	-0.6%
2010 Q1	523.4	51.4	9.8%
$ F(U)	91.0	54.0	10.4%
% F(U)	21.0%		
% F(U) Prior Year			
Base Business			
Operating Leverage	10.9%		3.4%
Changes in VM & OH costs	-		7.7%
Total	10.9%		11.1%
Acquisitions	3.7%		-0.2%
Translation	6.5%		-0.4%
Impairment	-		0.1%
Restructuring	-		-0.2%
Other	-0.1%		-
Total	21.0%		10.4%

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Industrial Packaging
Quarterly Analysis
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Industrial Packaging
Key Points
• Total segment base revenues continued to show signs of
 improvement: +10.9% in Q1 ’10 vs. Q1 ’09 as industrial
 production metrics in U.S. trend positive
• Total North American industrial packaging base
 revenues: +19.8% in Q1 ’10 vs. Q1 ’09
 – End markets associated with primary metals and
 manufacturing showed improvement in Q1 ’10;
 Signode consumable (plastic/steel strap) ramped up in
 Q1
• Total international industrial packaging base revenues:
 +2.5% in Q1 ’10 vs. Q1 ’09

Operating Revenues	Operating Income	Operating Margins
2009 Q1	431.2	44.4	10.3%
2010 Q1	429.4	50.6	11.8%
$ F(U)	(1.8)	6.2	1.5%
% F(U)	-0.4%		
% F(U) Prior Year			
Base Business			
Operating Leverage	-5.2%		-1.7%
Changes in VM & OH costs	-		3.3%
Total	-5.2%		1.6%
Acquisitions	-		-
Translation	4.8%		-
Impairment	-		-
Restructuring	-		-0.1%
Other	-		-
Total	-0.4%		1.5%

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Food Equipment
Quarterly Analysis
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Food Equipment
Key Points
• Total segment Q1 ’10 base revenues: -5.2% vs. Q1 ’09
• North America Q1 ’10 base revenues: -2.7% vs. Q1 ’09
 as customers continue to delay equipment purchases
 – Project side of business slower; replacement side of
 business stronger
• North America Q1 ’10 service base revenues continue
 to be a bright spot: +1.0% vs. Q1 ’09
• International Q1 ’10 base revenues: -7.0% vs. Q1 ’09;
 equipment demand soft in Europe and Asia-Pacific

Operating Revenues	Operating Income	Operating Margins
2009 Q1	391.6	25.0	6.4%
2010 Q1	445.4	92.5	20.8%
$ F(U)	53.8	67.5	14.4%
% F(U)	13.7%		
% F(U) Prior Year			
Base Business			
Operating Leverage	10.7%		3.1%
Changes in VM & OH costs	-		4.7%
Total	10.7%		7.8%
Acquisitions	-		-
Translation	3.0%		-0.2%
Impairment	-		5.7%
Restructuring	-		1.1%
Other	-		-
Total	13.7%		14.4%

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Power Systems and Electronics
Quarterly Analysis
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Power Systems and Electronics
Key Points
• Total Q1 ’10 segment base revenues: +10.7% vs. Q1 ’09
• Q1 ’10 PC board fabrication base revenues
 significantly improved: +89.4% vs. Q1 ’09 as consumer
 electronics demand continues to be very strong
• In Q1 ’10, worldwide welding base revenues: -1.4% vs.
 Q1 ’09
 – Q1 ’10 North America welding base revenues: +1.7%
 vs. Q1 ’09
 – Q1 ’10 International welding base revenues: -8.4%
 vs. Q1 ’09

Operating Revenues	Operating Income	Operating Margins
2009 Q1	324.0	(10.2)	-3.2%
2010 Q1	369.9	25.4	6.9%
$ F(U)	45.9	35.6	10.1%
% F(U)	14.2%		
% F(U) Prior Year			
Base Business			
Operating Leverage	0.5%		0.2%
Changes in VM & OH costs	-		12.5%
Total	0.5%		12.7%
Acquisitions	0.2%		-0.1%
Translation	13.4%		0.1%
Impairment	-		-
Restructuring	-		-2.6%
Other	0.1%		-
Total	14.2%		10.1%

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Construction Products
Quarterly Analysis
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Construction Products
Key Points
• Total segment base revenues: +0.5% in Q1 ’10 vs. Q1 ’09
• North America Q1 ’10 base revenues: -2.0% vs. Q1 ‘09
 – Q1 ’10 residential base revenues: +7.6% vs. Q1 ’09; Q1
 new housing starts at 617,000 units
 – Q1 ’10 renovation base revenues: -6.0% vs. Q1 ’09
 – Q1 ’10 commercial construction base revenues: -6.2%
 vs. Q1 ’09; reflects weak NA commercial activity
• International Q1 ’10 base revenues: +1.1% vs. Q1 ’09
 – Q1 ’10 Asia-Pacific base revenues: +4.3% vs. Q1 ‘09
 – Q1 ’10 Europe base revenues: -0.9% vs. Q1 ‘09

Operating Revenues	Operating Income	Operating Margins
2009 Q1	257.7	(48.1)	-18.7%
2010 Q1	305.0	38.1	12.5%
$ F(U)	47.3	86.2	31.2%
% F(U)	18.3%		
% F(U) Prior Year			
Base Business			
Operating Leverage	7.6%		4.2%
Changes in VM & OH costs	-		4.4%
Total	7.6%		8.6%
Acquisitions	3.8%		0.1%
Translation	6.9%		-0.2%
Impairment	-		21.8%
Restructuring	-		1.0%
Other	-		-0.1%
Total	18.3%		31.2%

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Polymers and Fluids
Quarterly Analysis
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Polymers and Fluids
Key Points
• Total Q1 ’10 segment base revenues: +7.6% vs.
 Q1 ’09
• Q1 ’10 base revenues for worldwide fluids: +13.9%
 vs. Q1 ’09
 – International base revenues increased 15.1% in
 Q1 ’10; North America base revenues grew 11.5%
• Q1 ’10 base revenues for worldwide polymers: +4.7%
 vs. Q1 ‘09
 – International base revenues grew 6.1% in Q1 ’10;
 North America base revenues were essentially flat

Operating Revenues	Operating Income	Operating Margins
2009 Q1	232.1	28.0	12.1%
2010 Q1	235.6	22.4	9.5%
$ F(U)	3.5	(5.6)	-2.6%
% F(U)	1.5%		
% F(U) Prior Year			
Base Business			
Operating Leverage	-2.6%		-0.8%
Changes in VM & OH costs	-		0.8%
Total	-2.6%		0.0%
Acquisitions	-		-
Translation	4.1%		-0.1%
Impairment	-		-
Restructuring	-		-2.5%
Other	-		-
Total	1.5%		-2.6%

Decorative Surfaces
Quarterly Analysis
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Decorative Surfaces
Key Points
• Total Q1 ’10 segment base revenues: -2.6% vs. Q1 ’09
• North America laminate Q1 ’10 base revenues: -2.6% vs.
 Q1 ’09
 – Due to North American commercial construction mix,
 demand for high pressure laminate remained
 constrained
• International Q1 ’10 base revenues: -2.5% vs. Q1 ’09

Operating Revenues	Operating Income	Operating Margins
2009 Q1	656.8	73.8	11.2%
2010 Q1	731.8	123.0	16.8%
$ F(U)	75.0	49.2	5.6%
% F(U)	11.4%		
% F(U) Prior Year			
Base Business			
Operating Leverage	2.6%		0.9%
Changes in VM & OH costs	-		4.7%
Total	2.6%		5.6%
Acquisitions	5.4%		-0.9%
Translation	3.4%		-0.1%
Impairment	-		0.3%
Restructuring	-		0.6%
Other	-		0.1%
Total	11.4%		5.6%

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All Other
Quarterly Analysis
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All Other
Key Points
• Total Q1 ’10 segment base revenues: +2.6% vs. Q1 ’09
 – Q1 ’10 industrial/appliance base revenues: +12.9% vs.
 Q1 ’09; improvement still related to energy efficiency
 initiatives in appliance sector
 – Q1 ’10 worldwide consumer packaging base
 revenues: +4.2% vs. Q1 ’09
 – Q1 ’10 worldwide test and measurement base
 revenues: -7.5% vs. Q1 ’09; weak “cap ex” spending in
 North America, Europe and Asia still impacting sales

Low	High	Mid Point
2nd Quarter 2010			
Total Revenues	15%	19%	17%
Diluted Income per Share - Continuing	$0.74	$0.86	$0.80
% F(U) 2nd Quarter 2009	106%	139%	122%
Full Year 2010			
Total Revenues	10%	14%	12%
Diluted Income per Share - Continuing	$2.72	$3.08	$2.90
% F(U) 2009	41%	60%	50%

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ITW
2010 Forecast
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ITW 2010 Forecast
Key Assumptions
• Exchange rates hold at current levels
• Acquired revenues in the $300 to $500 million range for
 the year
• Restructuring costs of $50 to $80 million for the full year
• Tax rate range of 28.75% to 29.25% for the 2nd quarter
 and a range of 29.75% to 30.25% for the full year
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ITW Conference Call

Q & A
First Quarter
2010